EXHIBIT B

                         COMMON STOCK PURCHASE WARRANT


NEITHER THIS WARRANT NOR ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT AND SUCH STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS.

                             VENDINGDATA CORPORATION

                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

                           Expiring ___________, 2006

                                                             Warrant No. 00-[__]

         THIS IS TO CERTIFY that __________, or its registered assigns ("______"), is entitled to purchase from VENDINGDATA CORPORATION, a Nevada corporation (the "Company"), at any time on and after the Date of Issuance (as hereinafter defined) but not later than 5:00 p.m., New York City time, on ___________, 2006 (the "Expiration Date"), Stock Units (as hereinafter defined) equal to the Determined Number (as hereinafter defined) at the Exercise Price (as hereinafter defined), subject to the terms and conditions herein provided.

         This Warrant is one of a series of the Company's common stock purchase warrants (collectively, the "Warrants") issued by the Company in connection with its use of a stand-by credit facility provided by Josephthal and the issuance of a series of 10% secured promissory notes thereon.

         1. Definitions.

         As used in this Warrant, the following terms have the following respective meanings:

         (a) "Act" means the Securities Act of 1933, as amended.

         (b) "Affiliate" has the meaning set forth in Rule 405 under the Act.

         (c) "Company" has the meaning set forth in the preamble of this Warrant.

         (d) "Convertible Security" means Securities of the Company which may be convertible into Shares.

         (e) "Date of Issuance" means the date set forth next to the signature of the Company on the signature page hereof.

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         (f) "Determined Number" means the principal amount of the corresponding
Note divided by the Exercise Price.

         (g) "Exercise Price" means $2.50 per share.

         (h) "Expiration Date" has the meaning set forth in the preamble of this Warrant.

         (i) "Holder" means any owner of all or any part of this Warrant from time to time.

         (j) "Majority" means in excess of fifty percent (50%) of then outstanding Warrants that are not held by the Company, an affiliate, officer, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith.

         (k) "Private Equity Placement" means the sale of Shares or Convertible Securities by the Company or any subsidiary of the Company now or hereafter existing in a transaction exempt from the registration requirements of the Act pursuant to Section 3(b) or 4(2) thereof or any applicable laws of jurisdictions of other countries or any rule or regulation thereunder.

         (l) "Securities" has the meaning assigned to such term in the Act or any rule or regulation thereunder.

         (m) "Shares" means shares of the Company's common stock, $0.001 par value per share.

         (n) "Stock Unit" means one (1) Share, as same may be adjusted from time to time in accordance with paragraph 4(a) below, and shall include any additional securities, cash or property in respect thereof in accordance with paragraph 4 below.

         (o) "Warrant Stock" means, collectively, (i) the Shares purchasable by the Holder hereof upon the exercise of this Warrant, and (ii) any other securities forming a part of any Stock Unit in accordance with paragraph 4 below.

         2. EXERCISE OF WARRANT.

         (a) In order to exercise this Warrant, in whole or in part, the Holder hereof shall deliver to the Company, at its office set forth in paragraph 10 below, at any time and from time to time between the Date of Issuance and the Expiration Date, (i) a written notice of such Holder's election to exercise, which shall specify the number of whole Stock Units to be purchased, (ii) such Holder's check payable to the Company in an aggregate amount equal to the aggregate Exercise Price for those Stock Units being purchased, and (iii) this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within ten (10) days thereafter, cause to be executed and delivered to such Holder a certificate or certificates representing the aggregate number of fully paid and nonassessable shares of Warrant Stock, or any other property forming a part of the subject Stock Unit(s) or both, issuable upon such exercise. Such stock certificate(s) shall be in such denominations as may be specified in the Holder's notice, and shall be registered in the name of such Holder or such other name or names as shall be designated in such notice.

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         (b) In addition to the method of payment set forth in paragraph 2(a)
and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in whole or in part by surrendering the Warrant in the manner specified in paragraph 2(a) above in exchange for that number of shares of Common Stock equal to the product of (x) the number of shares as to which such Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the market price of the Common Stock less the Exercise Price and the denominator of which is such market price. Solely for the purposes of this paragraph 2(b), market price shall be calculated either (i) on the date on which notice of the Holder's election to exercise is given pursuant to paragraph 2(a) above or (ii) as the average of the market prices for each of the five trading days preceding such notice date, whichever results in a higher market price. If at any time the Common Stock is not listed on the New York Stock Exchange, the American Stock Exchange, any other domestic securities exchange or quoted in the Nasdaq Stock Market, the "market price" shall be the fair value thereof determined jointly by the Company and the Holders of Warrants representing two-thirds of all Warrant Stock then outstanding; provided, that if such parties are unable to reach agreement within a reasonable period of time, such "market price" shall be determined by an appraiser jointly selected by the Company and the Holders of Warrants representing two-thirds of all Warrant Stock then outstanding. The determination of such appraiser shall be final and binding on the Company and the Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company. Any fractional share resulting from such cashless exercise shall be eliminated.

         (c) All certificates representing Warrant Stock as aforesaid shall be deemed to have been issued, and the Holder or other person designated to be named therein shall be deemed to become a holder of record of the subject Warrant Stock (including, to the extent permitted by law, the right to vote such securities or grant consents or receive notices as a stockholder), as of the time the Holder's notice and payment is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, concurrently with its delivery pursuant to paragraph 2(a) above, deliver to the subject Holder a new warrant (in substantially the form of this Warrant) evidencing the rights of such Holder to purchase the remaining Stock Units called for by this Warrant.

         (d) All Warrant Stock issuable upon the exercise of this Warrant in whole or in part shall, upon payment therefor in accordance herewith, be validly issued, fully paid and nonassessable.

         3. TRANSFER AND ASSIGNMENT.

         This Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purposes, upon surrender of this Warrant at the office of the Company set forth in paragraph 10 below, accompanied by a written assignment duly executed by the Holder hereof indicating the number of Warrants being transferred and the name, address and tax identification number of each transferee. Upon any such delivery, the Company shall execute and deliver to the Holder or the transferee(s) or both (as the case may be) new warrants (in substantially the form of this Warrant) in the appropriate denominations, and this Warrant shall thereupon be canceled.

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         4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. In order to prevent dilution of the rights granted under this Warrant and grant the Holder hereof certain additional rights, the Exercise Price and the number of Shares or any other property then constituting a Stock Unit obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 4.

         (a) ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF COMMON STOCK. If and whenever on or after the Date of Issuance, the Company issues or sells, or is deemed to have issued or sold, any Share for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the lowest net price per share at which such Share has been issued or sold or is deemed to have been issued or sold. No adjustment of the Exercise Price shall be made upon the issuance or sale of Shares (i) pursuant to the exercise or conversion of warrants, options or other convertible securities outstanding on the date hereof as set forth on Schedule 4(a) attached hereto or (ii) pursuant to the exercise of options to purchase a maximum of 2,020,600 Shares issuable upon exercise of options available for future grant pursuant to the Company's employee stock option plans.

         (b) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Shares into a greater number of Shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares into a smaller number of Shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

         (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Holders of the Warrants representing a Majority) to insure that each of the Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the Shares immediately thereto fore acquirable and receivable upon the exercise of such Holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Shares immediately theretofore acquirable and receivable upon exercise of such Holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Holders of the Warrants representing a Majority) with respect to such holders' rights and interests to insure that the provisions of this Section 4 hereof shall

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thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Holders of Warrants representing a Majority obtainable upon exercise of all of the Warrants then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

         (d) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of Shares obtainable upon exercise of this Warrant so as to protect the rights of the Holders of the Warrants; provided, that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 4.

         (e) LIQUIDATING DIVIDENDS. If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividends"), then the Company shall pay to the registered Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such registered Holder on the Common Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

         5. NOTICE OF CERTAIN EVENTS.

                  (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company shall give written notice to the Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Liquidating Dividend, Organic Change or other dissolution or liquidation.

                  (iii) The Company shall also given written notice to the registered Holders at least twenty (20) days prior to the date on which any Liquidation Event, Organic Change or other dissolution or liquidation shall take pace.

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         6. SALE OF CONTROL.

         If any person or group of persons (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) to whom Shares are proposed to be transferred (a "Proposed Transferee") would become a holder, directly or indirectly, of fifty percent (50%) or more of the outstanding Shares as the result of a transfer of common stock of the Company by any stockholder or stockholders (such acquiring person being referred to as a "Control Person"), no such purchase or transfer shall be made, closed, effected or recorded in the Company's books or records unless the Control Person or the person or group of persons who would become the owner of fifty percent (50%) or more of the Shares as a result of any transfer of Shares shall offer, in writing to each holder of Warrants, to purchase such Warrants from the holders of Warrants who desire to sell, at the same price (on an "as converted" basis), terms and conditions as such Control Person has offered to purchase the Shares to be sold by such selling stockholder or stockholders. Each holder of Warrants shall have twenty
(20) days from the receipt of an executed copy of any offer in which to accept such offer.

         7. RESERVATION OF SHARES.

         The Company shall at all times reserve and keep available for issuance upon the exercise hereof such number of authorized but unissued or treasury Shares as shall be sufficient to permit the full exercise of this Warrant.

         8. EXPENSES.

         The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issuance and delivery of stock or warrant certificates, that may be incurred in respect of the issuance or delivery of Warrant Stock upon any exercise of this Warrant.

         9. NO RIGHTS AS STOCKHOLDER.

         This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

         10. NOTICES.

         Any and all notices to be given to the Company hereunder shall be given to the Company at its offices located at, 6830 Spencer Street, Las Vegas, Nevada 89119, Attention: Steven J. Bard, President and Chief Executive Officer. A copy should be sent to Kummer Kaempfer Bonner & Renshaw, 3800 Howard Hughes Parkway, 7th Floor, Las Vegas, Nevada 89109, Attention: Michael J. Bonner, Esq. Any and all notices to be given to the Holder hereof shall be given to such Holder at his address as same appears on the records of the Company.

         11. REGISTRATION.

         (a) LEGEND. Upon exercise, in part or in whole, of the Warrants, certificates representing the Warrant Stock shall bear the following legend:

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         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

         (b) REGISTRATION RIGHTS. Upon exercise, in whole or in part, of this Warrant into Warrant Stock, the Holder shall be entitled to the registration rights set forth herein.

                  (i)      PIGGYBACK REGISTRATION.

                           A. GRANT. Commencing on the date hereof and until
five (5) years from the earliest to occur of (i) the date on which a public offering of capital stock of the Company registered under the Securities Act of 1933, as amended (the "Securities Act") is consummated or (ii) the date on which any class of securities (as defined in the Securities Act ("Securities") of the Company is listed on a national securities exchange or authorized for quotation on the Nasdaq Stock Market (such date, the "Effective Date"), if the Company proposes to register any of its Securities under the Securities Act (other than pursuant to Form S-4 or Form S-8) for itself or on behalf of any selling security holder, including in an initial public offering of the Company's Securities, the Company will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holders of its intention to do so. If any Holders notify the Company within twenty (20) days after receipt of any such notice of their desire to include any such Shares in such proposed registration statement, the Company shall afford each of such Holders the opportunity to have any such Shares registered under such registration statement, provided that in the case of an underwritten offering made by the Company, such Holders agree to sell their Shares to or through the Company's underwriter(s) pursuant to customary underwriting agreements.

                           B. UNDERWRITER'S CUTBACK. If a registration made
pursuant to this Section 1 is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their reasonable opinion based upon market conditions the number of Securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the Securities the Company proposes to sell, (ii) second, the Shares requested to be included in such registration, pro rata among the Holders of such Shares, on the basis of the number of Shares requested by such Holders to be included, and (iii) third, any other Securities to be included in such registration.

                           If a registration made pursuant to this subparagraph
(i) is an underwritten secondary registration on behalf of holders of the Company's Securities pursuant to a demand registration right, and the managing underwriters advise the Company in writing that in their reasonable opinion based upon market conditions the number of Securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the Securities requested to be included therein by the holders requesting such registration pursuant to a demand registration right, (ii) second, the Shares requested to be included by the Holders of such Shares, pro rata among the Holders of such Shares on the basis of the number of Shares requested by such Holders to be included, and
(iii) third, any other Securities requested to be included in such registration.

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                           C. TERMINATION OR WITHDRAWAL OF REGISTRATION. The
Company shall have the right to terminate or withdraw any registration made pursuant to this subparagraph (i) prior to the effectiveness of such registration whether or not any Holder has elected to include such Holder's Shares in such registration.

                           D. INFORMATION. If any Holder's Shares are to be
included in any registration pursuant to this subparagraph (i), such Holder shall furnish to the Company such information as the Company may reasonably request in writing and as shall be required in connection with such registration.

                           E. TERMINATION OF PIGGY-BACK RIGHTS. The registration
rights granted under this subparagraph (i) shall expire with respect to any Shares on the date on which (i) such Shares have been sold pursuant to an effective registration statement, (ii) such Shares have been sold pursuant to Rule 144, promulgated under the Securities Act, as Rule 144 may be subsequently amended, modified, or supplemented ("Rule 144"), or (iii) such Shares are eligible to be sold pursuant to Rule 144(k) without volume limitation.

                           F. NO CONVERSION OR EXERCISE REQUIRED. Nothing
contained in this Agreement shall be construed as requiring any Holder to convert the Notes or exercise the Warrants into Shares prior to the initial filing of any registration statement or the effectiveness thereof.

                  (ii) DEMAND REGISTRATION.

                           A. GRANT, COMPANY'S EXPENSE. For a period of five (5)
years from the Effective Date, the Holders representing a Majority (as hereinafter defined) of such Shares (assuming the conversion in full of the Notes and exercise in full of the Warrants) shall have the right (which right is in addition to the registration rights under subparagraph (i) hereof), exercisable by written notice (a "Demand Notice") to the Company, to have the Company prepare and file with the Securities and Exchange Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of their respective Shares for nine (9) consecutive months (or such shorter time until all registered Shares have been sold) by such Holders and any Other Holders (as defined below) who notify the Company within twenty (20) days after receiving notice from the Company of the Demand Notice.

                           B. GRANT, HOLDER'S EXPENSE. In addition to the
registration rights under subparagraph (i) hereof and subparagraph (ii)(A) hereof, for a period of five (5) years from the Effective Date, the Holders representing a Majority (as hereinafter defined) of such Shares (assuming the conversion in full of the Notes and exercise in full of the Warrants) shall have the right, exercisable by Demand Notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may

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be necessary in the opinion of both counsel for the Company and counsel for the
Holders, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of their respective Shares for nine (9) consecutive months (or such shorter time until all registered Shares have been sold) by such Holders and any Other Holders (as defined below) who notify the Company within twenty (20) days after receiving notice from the Company of the Demand Notice; provided, however, that the provisions of Section 3(b) hereof shall not apply to any such registration request and the registration and all costs incident thereto shall be at the expense of the Holders making such demand.

                           C. COMPANY DEMAND NOTICE. Within ten (10) days of
receipt of a Demand Notice by the Company, the Company shall send a written notice (the "Company Demand Notice") to all Holders other than Holders participating in the Demand Notice (the "Other Holders") inquiring whether such Other Holders wish their Shares to be registered in such registration. The Company shall use its best efforts to file, as soon as practicable following the date of the Company Demand Notice, a registration statement covering all of the then issued Shares specified in the Demand Notice and in written responses delivered to the Company by the Other Holders within 20 days of receipt by the Other Holders of the Company Demand Notice; provided, however, that in any event the Company shall provide the Other Holders with at least 15 days from the date of the Company Demand Notice to exercise the Other Holders' Warrants or convert the Other Holders' Notes in accordance with the terms of such Warrants and Notes to receive Shares for inclusion in such registration.

                           D. MANAGING UNDERWRITER. In the event of an
underwritten offering, the managing underwriter or underwriters of an underwritten public offering covered by these demand registration rights shall be selected by demanding Holders of a Majority of the Shares.

                           E. INFORMATION. If any Holder's Shares are to be
included in any registration statement pursuant to this subparagraph (ii), such Holder shall furnish to the Company such information as the Company may reasonably request in writing and as shall be required in connection with such registration.

                           F. OTHER COMPANY SECURITIES. The Company may permit
Securities other than the Shares or other Securities held by the Holders to be included in any registration statement filed pursuant this subparagraph (ii) without the prior written consent of the Holders of a Majority of the Shares included in such registration statement, provided that, in the event of an underwritten offering, no Securities other than the Shares or other Securities held by the Holders shall be included in any registration statement filed pursuant to this subparagraph (ii) unless the managing underwriter or underwriters shall advise the Company and such Holders in writing that the inclusion of such additional Securities will not materially adversely affect the price or success of the offering of the Shares or other Securities held by the Holders. If the managing underwriters advise the Company in writing that in their reasonable opinion, based upon market conditions, the number of such additional Securities requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the price or success of the offering of the Shares or other Securities held by the Holders, the Company will reduce the number of additional Securities

                                     -100-
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requested to be included in such registration pro rata among the holders of such additional Securities, or by such other proportions as may be agreed among such holders of additional Securities. In no event shall the Company reduce the number of Shares or other Securities held by the Holders to be included in such registration.

                           G. TERMINATION OF DEMAND RIGHTS. The registration
rights granted under this subsection (ii) shall expire with respect to any Shares on the date on which (i) such Shares have been sold pursuant to an effective registration statement, (ii) such Shares have been sold pursuant Rule 144, or (iii) such Shares are eligible be sold pursuant to Rule 144(k) without volume limitation.

                           H. NO CONVERSION OR EXERCISE REQUIRED. Nothing
contained in this Agreement shall be construed as requiring any Holder to convert the Notes or exercise the Warrants into Shares prior to the initial filing of any registration statement or the effectiveness thereof.

         12. MISCELLANEOUS.

         (a) No provision hereof, in the absence of affirmative action by the Holder to effect any exercise hereunder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, regardless of whether such liability is asserted by the Company or by any creditor or creditors of the Company.

         (b) Neither this Warrant nor any of the terms or conditions hereof may be waived, amended or modified, except with the written consent of the Company and the registered Holder hereof.

         (c) This Warrant shall be governed by and construed in accordance with the laws of the State of New York. The Company hereby agrees that the Holder, at his election, may bring any such action or proceeding in federal or state courts situated in the County and State of New York, and hereby submits to the jurisdiction of the State of New York.

         (d) The captions and paragraph headings used in this Warrant are for convenience of reference only, and shall not be referred to in connection with any interpretation or construction hereof.

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         IN WITNESS WHEREOF, the Company, having validly authorized the issuance of this Warrant and all performance hereunder, has caused this Warrant to be executed by its duly authorized officer on the Date of Issuance.

Dated:   ___________, 2001

                                        VENDINGDATA CORPORATION



                                        By:
                                            --------------------------------
                                            Steven J. Blad
                                            President & Chief Executive Officer

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                                 [SCHEDULE 4(a)]


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